EXHIBIT 99.1
                                                                    ------------

                           NATIONAL DATACOMPUTER, INC.
                        UNAUDITED PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 2006
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
                                                                                             PRO FORMA
                                                                                                FROM
                                                                           PRO FORMA        CONTINUING
ASSETS                                                   AS REPORTED(1)   ADJUSTMENTS       OPERATIONS
Current assets:

     Cash                                                $     140,555   $                  $   140,555

       Accounts receivable, net                                220,798        (12,221)(a)       208,577
     Inventories, net                                          119,476       (105,000)(a)        14,476
     Deferred software costs                                   199,959                          199,959
     Prepaid Expenses                                           49,031        (12,678)(a)        36,353
                                                         -------------   ------------       -----------
         Total current assets                                  729,819       (129,899)          599,920

Property and equipment, net                                     46,766        (20,764)(a)        26,002
Capitalized software development costs, net                     21,710        (10,937)(a)        10,773
                                                         -------------   ------------       -----------
         Total Assets                                    $     798,295   $   (161,600)      $   636,695
                                                         =============   ============       ===========


Liabilities and Stockholders' Deficit:

Current Liabilities:

     Current obligations under capital lease             $       3,771   $        --      $       3,771
     Notes payable, current portion                             36,695            --              36,695
     Accounts Payable                                          403,347        (15,455)(a)       387,892
     Customer deposits                                          12,278         (5,552)(a)         6,726
     Accrued payroll and related taxes                         160,282         (9,510)(a)       150,772
     Other accrued expenses                                    101,183         (2,031)(a)        99,152
     Deferred revenues                                         769,674       (123,695)(a)       645,979
                                                         -------------   ------------       -----------
         Total current liabilities                           1,487,230       (156,243)        1,330,987

Note payable, net of current portion                            29,216            --             29,216
Obligations under capital lease, net of current portion          7,226            --              7,226
                                                         -------------   ------------       -----------
         Total liabilities                                   1,523,672       (156,243)        1,367,429

Convertible Preferred Stock                                  3,805,721     (3,805,721)(b)             0

Stockholders' Deficit:
     Common stock, $.08 par value                            2,131,268            --          2,131,268
     Capital in excess of par value                         12,809,237            --         12,809,237
     Accumulated deficit                                   (19,471,603)     3,800,364(b)(c) (15,671,239)
                                                         -------------   ------------       -----------
         Total stockholders' deficit                        (4,531,098)     3,800,364          (730,734)
                                                         -------------   ------------       -----------
         Total Liabilities and Stockholders' Deficit     $     798,295   $   (161,600)      $   636,695
                                                         =============

1) As reported in the Company's Unaudited Quarterly Report on Form 10-QSB as of September 30, 2006.